THE AQUINAS FUNDS, INC.


   Supplement dated May 13, 1997 to the Statement of Additional Information dated April 30, 1997


   The Board of Directors has elected Frank Rauscher to serve as President and Treasurer of the Company. The Board also elected John J. Kickham and Charles Clark to serve as Vice President and Secretary, respectively. The above elections were effective May 7, 1997. The following biographical information for Mr. Kickham should be added to page B-16 of the Statement of Additional Information:

                              Positions Held    Principal Occupations
    Name, Age and Address     with Fund         and Other Affiliations

    John J. Kickham, 55       Vice President    Mr. Kickham is the President
    5310 Harvest Hill Road                      of Quarterdeck of Texas,
    Suite 245                                   Inc., a mortgage banking
    Dallas, Texas  75230                        firm.  Before this he was
                                                the CEO and President of
                                                Wing Industries, a door
                                                manufacturer, from November
                                                1994 through November 1995.
                                                Prior to that he was
                                                Chairman of the Kickham
                                                Group, Inc., a private
                                                investment company.

   Bernard P. Difiore resigned as a Director, President and Treasurer of the Company effective May 7, 1997.